KEYPORT ADVISOR OPTIMA
         GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
               DEFERRED VARIABLE ANNUITY CONTRACTS
                            ISSUED BY
                       Variable Account A
                               OF
                 KEYPORT LIFE INSURANCE COMPANY
                 SUPPLEMENT DATED AUGUST 4, 1999
                               TO
                  PROSPECTUS DATED JULY 1, 1999
-----------------------------------------------------------------

The following two paragraphs are added to the end of the section of the prospectus entitled "Sales of the Certificates". These paragraphs relate to our exchange programs for fixed annuity and variable annuity contracts ("Old VA") we previously issued.

Under any exchange program of ours, we treat the exchange as being income-tax free. Before making any exchange, you should consult a competent tax adviser and, for Old VA to Certificate exchanges, you also should consider the differences between the two variable annuities, including the Sub-account selections.

You may make an exchange to a Certificate if we are making variable annuity payments for a fixed number of years under an
Old VA. Under your Certificate, the Income Date will be the date of the next scheduled payment under the Old VA and the payment period will be the payment period remaining under the Old VA. On the Certificate Date of your new Certificate, the present value of the remaining annuity payments under the Old VA will be allocated to the Sub-account(s) you select under the Certificate and the amount of future variable annuity payments under your Certificate will be based upon the investment return of those Sub-account(s). From the Certificate Date to the Income Date, we will treat your Certificate as one under which periodic annuity payments have begun, and not one that has values based on Accumulation Units. Other than the change in Sub-account allocation described above, we do not permit you to make any changes as you exchange from the Old VA to your Certificate.
-----------------------------------------------------------------
                     Client Service Hotline
                          800-367-3653

                         Distributed by:
                Keyport Financial Services Corp.
                         125 High Street
                   Boston, Massachusetts 02110


KAO.SUP(2)                                                  7/99